Exhibit 99.1
N E W S R E L E A SE

For Immediate Release

One American Row PO BOX 5056 Hartford CT 06102-5056 www.phoenixwm.com
Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. Announces Postponement of
Third Quarter 2012 Earnings Conference Call

    Hartford, Conn., Nov. 8, 2012 – The Phoenix Companies, Inc. (NYSE: PNX) today announced it is postponing the release of its third quarter 2012 financial results and conference call scheduled for today. The postponement is in conjunction with the restatement of its financial results announced earlier today. The company will delay filing its third quarter 2012 Form 10-Q pending the filing of the restated financial results with the Securities and Exchange Commission.

    The company anticipates providing preliminary third quarter 2012 GAAP financial results within two weeks. Details regarding the date and time of the company’s third quarter earnings release and conference call will be announced separately.

    The company filed a Current Report on Form 8-K with the Securities and Exchange Commission today disclosing under Item 4.02 that it will restate its GAAP financial statements for the years ended December 31, 2011, 2010 and 2009, the interim periods for 2011, and the first and second quarters of 2012. The restatement will correct certain errors relating to the classification of items on the consolidated statement of cash flows in these prior periods. Management does not expect the restatement to have a material impact on beginning and ending balances or the total change in cash and cash equivalents that were previously reported for the periods.

    As part of the restatement, the company will adjust the financial statements for errors identified and corrected during prior periods, recording the adjustments in the appropriate historical period. Additional errors identified subsequent to the filing of Form 10-Q for the period ended June 30, 2012, which may affect prior periods, will be assessed for materiality and corrected in connection with the restatement.

    The errors to be corrected by the restatement are not expected to have a material impact on the statutory financial results of the company’s insurance company subsidiaries that are filed with the state insurance regulators or the subsidiaries’ risk-based capital computations for any of the periods noted.

    Phoenix Life Insurance Company (PLIC), the principal operating subsidiary of The Phoenix Companies, Inc. is domiciled in New York and files quarterly and annual statutory financial statements with the New York Department of Financial Services (NYDFS). The company expects that PLIC will file its third quarter 2012 statutory financial statements with the NYDFS on November 9, 2012. These statutory financial statements will be available on Phoenix’s Web site, www.phoenixwm.com, in the Investor Relations section. The following are PLIC’s preliminary statutory results for the third quarter of 2012:

●	Statutory net gain from operations was $17.5 million and statutory net income was $16.7 million for the third quarter of 2012.
●	Statutory surplus and asset valuation reserve was $944.4 million at September 30, 2012, net of the $54.0 million in dividends paid to the holding company during the first nine months of the year.
●	Estimated risk-based capital ratio was 391% at September 30, 2012.

    The statutory accounting results of PLIC are not prepared in accordance with GAAP and are not indicative of the consolidated GAAP results of the company. The differences between the company’s consolidated GAAP results and the statutory results of PLIC for the third quarter of 2012 are likely to be material.

    The company expects to report a GAAP net loss for the third quarter of 2012 driven primarily by a charge resulting from its annual actuarial assumption review and adverse mortality in the quarter. These items are unrelated to the restatement.

    ABOUT PHOENIX

    The Phoenix Companies, Inc. (NYSE:PNX) is a boutique life insurance and annuity company serving customers’ retirement and protection needs through select independent distributors. Phoenix Life Insurance Company is a wholly owned subsidiary. The Phoenix Companies, Inc. is headquartered in Hartford, Connecticut, and Phoenix Life Insurance Company’s statutory home office is in East Greenbush, New York. For more information, visit www.phoenixwm.com.

   FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate; (iv) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (v) the effect of limited access to external sources of liquidity and financing; (vi) the effect of guaranteed benefits within our products; (vii) potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (viii) the consequences related to variations in the amount of our statutory capital could adversely affect our business; (ix) the possibility that we may not be successful in our efforts to implement a business plan focused on new market segments; (x) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (xi) the impact of downgrades in our debt or financial strength ratings; (xii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiii) our ability to attract and retain key personnel in a competitive environment; (xiv) our dependence on third parties to maintain critical business and administrative functions; (xv) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvi) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xvii) the potential need to fund deficiencies in our closed block; (xviii) tax developments may affect us directly or indirectly through the cost of, the demand for or profitability of our products or services; (xix) the possibility that the actions and initiatives of the federal and state governments, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xx) regulatory developments or actions may harm our business; (xxi) legal actions could adversely affect our business or reputation; (xxii) potential future material losses from our discontinued reinsurance business; (xxiii) changes in accounting standards; (xxiv) the potential effect of a material weakness in our internal control over financial reporting on the accuracy  of our reported financial results; (xxv) the expected benefits of the reverse stock split may not be realized or maintained; and (xxvi) the company’s ability to produce restated financial results and provide preliminary and final third quarter and year-end 2012 financial information in the anticipated timeframes; and (xxvii) other risks and uncertainties described herein or in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this press release, even if such results changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this press release, such statements or disclosures will be deemed to modify or supersede such statements in this press release.

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